UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
April 13, 2021
Date of Report (Date of Earliest Event Reported)

HP Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Page Mill Road,	Palo Alto, California	94304
(Address of principal executive offices)		(Zip code)
(650) 857-1501
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

	At the 2021 Annual Meeting held on April 13, 2021, HP Inc’s (“HP”) stockholders voted on the four proposals outlined in HP’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on February 22, 2021 and cast their votes as described below.

	Proposal 1
	HP’s stockholders elected eleven individuals to HP’s Board of Directors for the succeeding year or until their successors are duly qualified and elected as set forth below:

	Name	Votes For	%	Votes Against	Abstentions	Broker Non-Votes
	Aida M. Alvarez	907,719,070	97.3	25,402,483	1,503,551	128,867,737
	Shumeet Banerji	911,108,047	97.7	21,722,420	1,794,637	128,867,737
	Robert R. Bennett	917,576,784	98.3	15,532,375	1,515,945	128,867,737
	Charles V. Bergh	883,432,749	94.8	48,656,295	2,536,060	128,867,737
	Stacy Brown-Philpot	911,871,780	97.7	21,305,371	1,447,953	128,867,737
	Stephanie A. Burns	914,822,308	98.0	18,314,311	1,488,485	128,867,737
	Mary Anne Citrino	917,435,625	98.3	15,660,549	1,528,930	128,867,737
	Richard Clemmer	917,409,729	98.3	15,531,486	1,683,889	128,867,737
	Enrique Lores	917,488,598	98.3	15,645,583	1,490,923	128,867,737
	Judith Miscik	925,348,125	99.2	7,804,224	1,472,755	128,867,737
	Subra Suresh	916,560,646	98.3	16,278,010	1,786,448	128,867,737

	Proposal 2
	HP’s stockholders ratified the appointment of Ernst & Young LLP as HP’s independent registered public accounting firm for the fiscal year ending October 31, 2021 as set forth below:

	Votes For	%	Votes Against	Abstentions
	1,013,927,047	95.3	47,550,823	2,014,971

	Proposal 3
	HP’s stockholders approved, by advisory vote, HP’s named executive officer compensation as set forth below:

	Votes For	%	Votes Against	Abstentions	Broker Non-Votes
	862,920,079	92.3	68,363,933	3,341,092	128,867,737

	Proposal 4
	HP’s stockholders did not approve the stockholder proposal regarding written consent as set forth below:

	Votes For	%	Votes Against	Abstentions	Broker Non-Votes
	419,156,578	44.8	510,719,310	4,749,216	128,867,737

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HP INC.

DATE: April 16, 2021	By:	/s/ RICK HANSEN
	Name:	Rick Hansen
	Title:	Deputy General Counsel, Corporate and Assistant Secretary